HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-4899 – PremierSolutions New Jersey Institutions of Higher Education

Supplement dated October 19, 2017 to your Prospectus

1.            FUND CLOSURE

Hartford Dividend and Growth HLS Fund – Class IA

Hartford Midcap HLS Fund – Class IA

Hartford Total Return Bond HLS Fund – Class IA

Hartford Ultrashort Bond HLS Fund – Class IA

Effective as of the close of business on December 31, 2017, the above Sub-Accounts are closed to plan sponsors that do not have investments in the above Sub-Accounts. Additional purchases in the Sub-Accounts may be made as follows: (i) purchases by plan sponsors that hold shares in the above Sub-Accounts as of December 31, 2017; (ii) purchases through reinvestment of dividends; and (iii) purchases by certain plan sponsors that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares in the above Sub-Accounts.

2.            FUND LIQUIDATION

MassMutual Premier Value Fund – Class R4

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination (the “Liquidation”) pursuant to which it is expected that the MassMutual Premier Value Fund will be dissolved. Effective on or about March 23, 2018 (the “Liquidation Date”), shareholders of the MassMutual Premier Value Fund will receive proceeds in proportion to the number of shares held by them on the Liquidation Date.

Please note that prior to the Liquidation Date, the MassMutual Premier Value Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

Due to the Liquidation of the MassMutual Premier Value Fund, you will no longer be able to allocate new Contributions of make transfers to the MassMutual Premier Value Fund Sub-Account, including program trades effective March 21, 2018.  You may transfer some or all of your Participant Account value in the MassMutual Premier Value Fund Sub-Account to other investment options currently offered under your Contract.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.